UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Aspen Series

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Outlook

EXTERNAL : Vote Your Shares Today

Form Janus Henderson Joint Special Meeting of Shareholders <noenvelope@proxydirectmail.com>

Date Tue 2026-02-17 4:46 PM

To Richard Babineau <rbabineau@allianceadvisorsllc.com>

Janus Aspen Series

Joint Special Meeting of Shareholders: May 18, 2026 11:00 a.m.

(MT)

Dear Shareholder:

You’re receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Proxy Statement online, access your proxy card and vote your shares.

By voting today, you can help eliminate the need for additional mailing and phone calls.

Thank you for your prompt attention to this matter.

Vote Now!

Control Number: 01999999001000	Security Code: 99999999

For Shareholders as of February 12, 2026.

Ways to Vote

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Go to Proxy-direct.com	Call 800-337-3503	Vote by May 18, 2026 at 11:00 AM MT

Important Materials

Notice of Meeting and Proxy Statement

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions?

If you have any questions regarding the proposals, or need assistance with voting, you may call Alliance Advisors, the Company’s proxy solicitor, toll free at 1-855-206-2370.

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

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